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                                                                    EXHIBIT 23.3

             [LETTERHEAD OF SCHUTRUMPF & KOREN, P.C. APPEARS HERE]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Form S-3 registration statement of Corporate Express, Inc. of our report dated March 4, 1996 on our audit of the financial statements of Virginia Impression Products Co.,Inc. as of December 31, 1995 and for the year then ended.



                                       /s/ Schutrumpf & Koren

                                       Schutrumpf & Koren, P.C.
                                       Certified Public Accountants

                                       September 20, 1996